UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 17, 2006
                Date of Report (Date of earliest event reported)

                            COLONIAL COMMERCIAL CORP.

Exact name of Registrant as Specified in Charter)


            NEW YORK                   1-6663               11-2037182
(State or other Jurisdiction of      (Commission           (IRS Employer
         Incorporation)              File Number)        Identification No.)

            275 WAGARAW ROAD, HAWTHORNE,                      07506
                    NEW JERSEY
      (Address of Principal Executive Offices)              (Zip Code)

        Registrant's Telephone Number, Including Area Code: 973-427-8224


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See items 5.01 and 5.02 for information on (i) the sale on April 17, 2006 by Bernard Korn and certain other directors of shares of common stock to two directors and certain other investors, (ii) the concurrent resignation of Mr. Korn and certain of these other directors concurrently with this sale, and (iii) the concurrent resignation by Mr. Korn as director, chairman and CEO concurrently with this sale.

Concurrently with these sales and these resignations, the Company entered into an employment agreement with Bernard Korn that cancelled and superseded a prior employment agreement.

Mr. Korn's employment under the new agreement is to end on December 31, 2010. Mr. Korn is required to perform duties that are reasonably assigned to him with his approval that he may not unreasonably withhold. Until December 31, 2008, he is required to devote his best efforts and significant time to his duties. During the balance of the term, Mr. Korn is required to devote reasonable efforts, consistent with his personal and business commitments, to the performance of his duties. The agreement provides for a salary of $200,000 per year and designated fringe benefits. If a change of control (as defined) occurs during the last two years of the term, Mr. Korn need perform no further services for the Company and is to receive the balance of his compensation immediately in a lump sum. The agreement contains confidentiality and non-compete provisions.

The agreement provides that until May 31, 2008, Mr. Korn may not without the prior written consent of the Company (i) knowingly sell any of the Company's securities to a 5% shareholder (as defined), or to a person who as a result of such sale would become a 5% shareholder, unless such person first enters into a standstill agreement in favor of the Company,.(ii) acquire, agree to acquire or make any proposal to acquire any voting securities or assets of the Company or any of its affiliates, (iii) propose to enter into any merger, consolidation, recapitalization, business combination or other similar transaction involving the Company or any of its affiliates, (iv) make, or in any way participate in any solicitation of proxies to vote or seek to advise or influence any person with respect to the voting of any voting securities of the Company or any of its affiliates, (v) form, join or in any way participate in a group (as defined) in connection with any of the foregoing or (vi) advise, assist or encourage any other persons in connection with the foregoing.

Item 5.01 CHANGES IN CONTROL OF REGISTRANT

The following sales of common stock of the Company were made by directors of the Company on April 17, 2006 at $3.00 per share:

     William Koon and members of his family sold a total of 41,413 shares of common stock to private investors. Mr. Koon retained no shares.

     Bernard Korn sold 100,000 shares to William Pagano, 100,000 shares to Rita Folger, and 226,743 shares to Goldman Associates. Mr. Korn retained 150,512 shares and 52,000 stock options.

     Ronald Miller sold 11,000 shares to private investors. Mr. Miller retained 1,054 shares.

     Jack Rose and his wife sold a total of 50,000 shares to Goldman Associates and 50,099 additional shares to other investors. Mr. Rose retained 122,668 shares.

     Carl Sussman sold 50,000 shares to private investors. Mr. Sussman retained 49,607 shares.

Michael Goldman is a principal of Goldman Associates and beneficially owns the shares purchased by Goldman Associates.

Goldman Associates and William Pagano used their personal funds to make their stock purchases mentioned above.

After giving effect to these sales and purchases, Michael Goldman beneficially owns 1,227,255 shares of common stock of the Company (25.96% of the total outstanding), William Pagano beneficially owns 767,973 shares of common stock (16.66% of the total outstanding), and Rita Folger beneficially owns 578,719 shares of common stock (12.55% of the total outstanding).

Concurrently with these transactions, Messrs. Korn, Koon, Rose and Sussman resigned as directors of the Company, and Mr. Korn also resigned as Chief Executive Officer and Chairman of the Board. Michael Goldman, who continues as a director of the Company, was elected as Chairman of the Board, and William Pagano also continues as a director and was appointed CEO. Mr. Pagano had previously served as President. E. Bruce Fredrikson, Melissa Goldman-Williams, and Ronald Miller also continued as directors. Melissa Goldman-Williams is the daughter of Michael Goldman. Accordingly, Michael Goldman, Melissa Goldman-Williams and William Pagano constitute a majority of the board of directors.

By reason of their stock ownership and board positions and the family relationship between Michael Goldman and Melissa Goldman-Williams, Michael Goldman and William Pagano may be deemed to control the Company.

Each of Messrs. Goldman and Pagano and Mrs. Folger has agreed that until May 31, 2008 he or she will not purchase any stock of the Company without written consent from the Company and that he or she will not sell any stock to any person if the sale would create a new 5% shareholder (as defined) unless the buyer first enters into a similar standstill agreement.

Goldman Associates has agreed that it and its affiliates will not until May 31, 2008 without the prior written consent of the Board of Directors of the Company
(i) acquire, agree to acquire or make any proposal to acquire any voting securities or assets of the Company or any of its affiliates, (ii) propose to enter into any merger, consolidation, recapitalization, business combination, or other similar transaction involving the Company or any of its affiliates, (iii) make, or in any way participate in any solicitation of proxies to vote or seek to advise or influence any person with respect to the voting of any voting securities of the Company or any of its affiliates or (iv) form, join or in any way participate in a "group" (as defined) in connection with any of the foregoing or (v) advise, assist or encourage any other persons in connection with the foregoing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICER; ELECTIONS OF DIRECTORS;

APPOINTMENT OF PRINCIPAL OFFICERS

See Items 1.01 and 5.01. for information on (i) the resignations on April 17, 2006 of Messrs. Koon, Korn, Rose and Sussman as directors of the Company, (ii) the resignation on that date of Mr. Korn as Chief Executive Officer and Chairman of the Board, (iii) on the election of Michael Goldman, who was previously a director, as Chairman of the Board, and (iv) on the appointment of William Pagano as CEO. Mr. Pagano had previously served as president. Mr. Sussman also resigned as a member of the Audit Committee of the Board of Directors.

Mr. Pagano has been the President of Universal Supply Group, Inc., ("Universal"), a wholly owned subsidiary of the Company, since November, 1998 and was appointed as a Director of the Company in February, 2002.

Mr. Pagano is employed by Universal under an employment agreement that terminates on December 31, 2010. The agreement provides for an annual salary of $200,000, for incentive compensation based on a percentage of earnings, and for designated fringe benefits. The agreement also contains confidentiality and non-compete provisions.

See Item 5.01 for information on an agreement by Mr. Pagano that until May 31, 2008 he will not purchase any stock of the Company without written consent from the Company and that he will not sell any stock to any person if the sale would create a new 5% shareholder (as defined) unless the buyer first enters into a similar standstill agreement.

Mr. Pagano has a 35% interest in an entity that owns premises in Fishkill, New York that is leased to a subsidiary of the Company. The lease expires September 2008, subject to renewal options, and provides for a current aggregate annual rent of $133,500.

If Mr. Pagano is no longer chief executive officer of the Company's wholly owned subsidiaries, by reason other than disability or death, the Company will be in default of its credit agreement with Wells Fargo Business Credit, Inc., unless a waiver is obtained. A copy of the credit agreement is incorporated by reference herein from the Company's Form 10-Q filed SEC on August 16, 2004.


Mr. Pagano holds a convertible unsecured note in the amount of $100,000 that was issued under a private placement agreement made on July 29, 2004. A copy of this private placement agreement is incorporated by reference herein from the Company's Form 10-Q filed with the SEC on August 16, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

----------------------------------------------------------------
 Exhibit No.                     Description
 ----------                      -----------
----------------------------------------------------------------
4.01         Form of Purchase Agreement dated April 17, 2006,
             filed herewith.
----------------------------------------------------------------
4.02         Standstill Agreement dated June 21, 2004, by and
             between Colonial Commercial Corp. and Mr.
             Pagano, incorporated herein by reference from
             Exhibit 4.02 to the Company's Form 8-K filed on
             November 2, 2005.
----------------------------------------------------------------
10.01        Employment Agreement dated April 17, 2006
             between the Colonial Commercial Corp. and
             Bernard Korn, filed herewith.
----------------------------------------------------------------
10.02        Employment Agreement dated June 25, 1999
             between Universal Supply Group, Inc. and William
             Pagano, incorporated herein by reference from
             Exhibit 10(a)(iii) to the Company's Form 8-K filed
             on July 9, 1999.
----------------------------------------------------------------
10.03        Amendment No. 1 dated as of October 29, 2002 to
             Employment Agreement dated as of June 25, 1999,
             incorporated herein by reference from Exhibit 10.02
             to the Company's Form 8-K filed on November 2,
             2005.
----------------------------------------------------------------
10.04        Amendment No. 2 dated as of June 15, 2005 to
             Employment Agreement dated as of June 25, 1999,
             incorporated herein by reference from Exhibit 99.1
             to the Company's Form 8-K filed on June 20, 2005.
----------------------------------------------------------------
99.01        Press Release dated April 18, 2006, filed herewith.
----------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL COMMERCIAL CORP.

-------------------------

 (Registrant)

Date: April 21, 2006

/s/ William Pagano
--------------------
William Pagano, CEO

                           INDEX TO EXHIBITS

----------------------------------------------------------------
 Exhibit No.                     Description
 ----------                      -----------
----------------------------------------------------------------
4.01         Form of Purchase Agreement dated April 17, 2006,
             filed herewith.
----------------------------------------------------------------
4.02         Standstill Agreement dated June 21, 2004, by and
             between Colonial Commercial Corp. and Mr.
             Pagano, incorporated herein by reference from
             Exhibit 4.02 to the Company's Form 8-K filed on
             November 2, 2005.
----------------------------------------------------------------
10.01        Employment Agreement dated April 17, 2006
             between the Colonial Commercial Corp. and
             Bernard Korn, filed herewith.
----------------------------------------------------------------
10.02        Employment Agreement dated June 25, 1999
             between Universal Supply Group, Inc. and William
             Pagano, incorporated herein by reference from
             Exhibit 10(a)(iii) to the Company's Form 8-K filed
             on July 9, 1999.
----------------------------------------------------------------
10.03        Amendment No. 1 dated as of October 29, 2002 to
             Employment Agreement dated as of June 25, 1999,
             incorporated herein by reference from Exhibit 10.02
             to the Company's Form 8-K filed on November 2,
             2005.
----------------------------------------------------------------
10.04        Amendment No. 2 dated as of June 15, 2005 to
             Employment Agreement dated as of June 25, 1999,
             incorporated herein by reference from Exhibit 99.1
             to the Company's Form 8-K filed on June 20, 2005.
----------------------------------------------------------------
99.01        Press Release dated April 18, 2006, filed herewith.
----------------------------------------------------------------